UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 12, 2012

Cooper Industries plc

(Exact name of registrant as specified in its charter)

Ireland	1-31330	98-0632292
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit F10, Maynooth Business Campus, Maynooth, Ireland		0
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 (1) 6292222

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 13, 2012, Eaton Corporation (“Eaton”) and Cooper Industries plc (“Cooper”) issued a joint press release announcing that the waiting period for U.S. antitrust review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the previously announced acquisition of Cooper by Eaton, expired on Thursday, July 12, 2012. Expiration of the waiting period satisfies a condition to the closing of the transaction. The transaction remains subject to other customary closing conditions, including, among others, certain additional regulatory clearances and approval by the shareholders of both Eaton and Cooper.

A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint Press Release, dated July 13, 2012.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION HAS BEEN AND WILL BE FILED WITH THE SEC

A registration statement on Form S-4 has been filed with the SEC, which includes the preliminary Joint Proxy Statement of Eaton Corporation (“Eaton”) and Cooper Industries plc (“Cooper”) that also constitutes a preliminary Prospectus of Eaton Corporation plc(1). The registration statement has not yet become effective. Eaton and Cooper plan to mail to their respective shareholders (and to Cooper Equity Award Holders for information only) the definitive Joint Proxy Statement/Prospectus (including the Scheme) in connection with the transaction. Investors and shareholders are urged to read the Joint Proxy Statement/Prospectus (including the Scheme) and other relevant documents filed or to be filed with the SEC carefully because they contain or will contain important information about Eaton, Cooper, Eaton Corporation plc, the transaction and related matters. Investors and security holders will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by Eaton Corporation plc, Eaton and Cooper through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Eaton and Eaton Corporation plc with the SEC by contacting Eaton Investor Relations at Eaton Corporation, 1111 Superior Avenue, Cleveland, OH 44114 or by calling (888) 328-6647, and will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Cooper by contacting Cooper Investor Relations at c/o Cooper US, Inc., P.O. Box 4446, Houston, Texas 77210 or by calling (713) 209-8400.

(1) Currently named Eaton Corporation Limited but expected to be re-registered as Eaton Corporation plc prior to the consummation of the transaction.

PARTICIPANTS IN THE SOLICITATION

Cooper, Eaton and Eaton Corporation plc and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Cooper and Eaton in respect of the transaction contemplated by the Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Cooper and Eaton in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Cooper’s directors and executive officers is contained in Cooper’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 13, 2012, which are filed with the SEC. Information regarding Eaton’s directors and executive officers is contained in Eaton’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 16, 2012, which are filed with the SEC.

STATEMENT REQUIRED BY THE TAKEOVER RULES

The directors of Cooper accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Cooper (who have taken all reasonable care to ensure that such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Persons interested in 1% or more of any relevant securities in Eaton or Cooper may from the date of this communication have disclosure obligations under rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

Goldman Sachs is acting exclusively for Cooper and no one else in connection with the Acquisition and will not be responsible to anyone other than Cooper for providing the protections afforded to clients of Goldman Sachs or for providing advice in relation to the Acquisition, the contents of this communication or any transaction or arrangement referred to herein.

COOPER SAFE HARBOR STATEMENT

This communication may contain forward-looking statements concerning the Acquisition, our long-term credit rating and our revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Cooper, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These statements should be used with caution. They are subject to various risks and uncertainties, many of which are outside of our control. Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the Acquisition; the risks that the new businesses will not be integrated successfully or that we will not realize estimated cost savings and synergies; unanticipated changes in the markets for our business segments; unanticipated downturns in business relationships with customers or their purchases from Cooper; competitive pressures on our sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations, including changes in tax laws, tax treaties or tax regulations. We do not assume any obligation to update these forward-looking statements.

No statement in this communication is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Cooper.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2012

COOPER INDUSTRIES PLC

By:	/s/ Bruce M. Taten
	Name:	Bruce M. Taten
	Title:	Senior Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release, dated July 13, 2012.